EXHIBIT 99.17



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of IntegraMed America, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Gerardo Canet, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.





                                /s/Gerardo Canet
                                   --------------------------------
                                   Gerardo Canet
                                   Chief Executive Officer
                                   August 14, 2002